UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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Current Report

Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

DECEMBER 1, 2023

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EMPIRE PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-16653	73-1238709
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2200 S. Utica Place, Suite 150, Tulsa Oklahoma   74114

(Address of Principal Executive Offices)       (Zip Code)

Registrant’s telephone number, including area code:   (539) 444-8002

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $.001 par value	EP	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported on the Current Report on Form 8-K of Empire Petroleum Corporation (the “Company”) filed on November 29, 2023, on November 29, 2023 the Company entered into a Securities Purchase Agreement with Phil Mulacek, an individual (“Mulacek”), pursuant to which, among other things, Mulacek purchased, in part, 625,000 shares of common stock of the Company for an aggregate purchase price of $5,000,000 (or $8.00 per share) which was paid in cash to the Company (the “Mulacek Securities Purchase Agreement”).

On December 1, 2023, Mulacek entered into an amendment to the Mulacek Securities Purchase Agreement with the Company (the “Letter Amendment”) for the sole purpose of changing the per share purchase price utilized for his $5,000,000 investment from $8.00 per share to $8.21 per share resulting in Mulacek only receiving 609,013 shares of common stock of the Company instead of 625,000 shares, or an aggregate of 1,240,845 shares of common stock of the Company instead of 1,256,832 shares under the Mulacek Securities Purchase Agreement.

For a description of any material relationship between the Company and Mulacek, see the Company’s definitive proxy statement for its 2023 Annual Meeting of Stockholders filed with the Securities and Exchange Commission (the “SEC”) on May 1, 2023 and the Company’s Form 10-Q for the quarter ended September 30, 2023 filed with the SEC on November 13, 2023.

The foregoing summary of the Letter Amendment is qualified in its entirety by reference to the full terms and conditions of the Letter Amendment, a copy of which is filed as Exhibit 10 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed or furnished herewith.

Exhibit Number	Description
10	Letter Amendment to Securities Purchase Agreement, dated as of December 1, 2023, by and between Phil Mulacek and Empire Petroleum Corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EMPIRE PETROLEUM CORPORATION
Date: December 1, 2023	By:	/s/ Michael R. Morrisett
Michael R. Morrisett President and Chief Executive Officer

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